AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
			J		1	2
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)

6. ISSUED BY	CODE	N00421	7. ADMINISTERED BY (If other than item 6)	CODE	S3605A
NAVAL AIR WARFARE CENTER AD-PAX CODE 2.5.1.13 21983 BUNDY RD BLDG 441 PATUXENT RIVE MD 20670			DCMA DAYTON AREA C. BUILDING 30 1725 VAN PATTON DRIVE WRIGHT-PATTERSON AFB OH 45433-5302
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ERAPSCO DAVID JOST 4868 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869			9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			x	10A. MOD OF CONTRACT/ORDER NO. N00421-14-D-0025

			x	10B. DATED (SEE ITEM 13) 16-Jul-2014
CODE 0CCL9		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			is extended,		is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning		copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted:
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PERSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

x			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority) IAW FAR 43.103 (a). By mutual agreement of the parties.

E. IMPORTANT: Contractor		is not, ☒	is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: silverda147442

Except as noted herein, all other contract terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

N00421-14-D-0025
(silverda148239)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

(End of Summary of Changes)